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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2002




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




           TEXAS                        0-8493                   74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


           2707 NORTH LOOP WEST
             HOUSTON, TEXAS                                     77008
(Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700



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Item 5. OTHER EVENTS.

On March 27, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's fiscal year end and fourth quarter results.

Item 7. EXHIBITS.


EXHIBIT 99.1   COMPANY PRESS RELEASE DATED MARCH 27, 2002, TITLED STEWART
               & STEVENSON SERVICES REPORTS FISCAL YEAR END AND FOURTH QUARTER RESULTS.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                              STEWART & STEVENSON SERVICES, INC.




Date:  March 27, 2002         By:  /s/ John H. Doster
                                    Name:  John H. Doster
                                    Title: Senior Vice President and Chief
                                            Financial officer


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EXHIBIT INDEX

Company Press Release dated March 27, 2002, titled Stewart & Stevenson Services Reports Fiscal Year End and Fourth Quarter Results.